UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

March 13, 2007

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-9204	74-1492779
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

12377 Merit Drive
Suite 1700, LB 82
Dallas, Texas	75251
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (214) 368-2084

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01            Regulation FD Disclosure.

On March 13, 2007, EXCO Resources, Inc. (“EXCO”) expects to make a presentation to certain existing and prospective lenders covering the information contained in Exhibit 99.1.   In accordance with general instruction B.2 to Form 8-K, information contained in Exhibit 99.1 is being “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 8.01            Other Events.

On March 13, 2007, EXCO expects to make a presentation to certain existing and prospective lenders covering the information contained in Exhibit 99.2.  The information contained in Exhibit 99.2 is being filed pursuant to Rule 135c under the Securities Act of 1933 and is incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

  (d)   Exhibits.

  99.1       Portions of Lender Presentation, dated March 13, 2007

  99.2       Portions of Lender Presentation, dated March 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: March 13, 2007	By:	/S/ J. DOUGLAS RAMSEY
J. Douglas Ramsey, Ph.D.
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Portions of Lender Presentation, dated March 13, 2007
99.2	Portions of Lender Presentation, dated March 13, 2007